Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only

        (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement – 2004 Annual Meeting of Shareholders

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

TEAM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TEAM, INC.

200 Hermann Drive

Alvin, Texas 77511

(281) 331-6154

Notice of 2004 Annual Meeting of Shareholders

To Be Held on Thursday, September 23, 2004

To the Shareholders of Team, Inc.:

The 2004 Annual Meeting of Shareholders of Team, Inc. (the “Company”) will be held on Thursday, September 23, 2004 at 3:00 p.m. at the Company’s offices, 200 Hermann Drive, Alvin, Texas 77511 for the following purposes:

1. To elect three persons to serve as Class III Directors for a term of three years on the Company’s Board of Directors consisting of three classes of directors with staggered terms.

2. To vote on a proposal to amend the Team, Inc. 1998 Incentive Stock Option Plan to increase the shares of Common Stock authorized for options thereunder by 500,000 shares.

3. To vote on a proposal to amend the Team, Inc. Restated Non-Employee Directors Stock Option Plan to increase the shares of Common Stock authorized for options thereunder by 200,000 shares.

4. To vote on a proposal to approve the adoption of the Team, Inc. 2004 Restricted Stock Option and Award Plan authorizing 100,000 shares of Common Stock for options and awards.

5. To vote on a proposal to approve the Company’s existing policy of issuing $10,000 of Common Stock to each non-employee director each year for director fees.

6. To vote on a proposal to approve the appointment of KPMG LLP as the independent certified public accountants to audit the Company’s accounts for the fiscal year ending May 31, 2005.

7. To transact such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors has fixed the close of business on August 13, 2004 as the record date for determination of shareholders who are entitled to notice of and to vote either in person or by proxy at the 2004 Annual Meeting of Shareholders and any adjournment thereof.

All shareholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AS SOON AS POSSIBLE.

By Order of the Board of Directors

Philip J. Hawk

Chairman of the Board of Directors

and Chief Executive Officer

August 25, 2004

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY.

TEAM, INC.

200 Hermann Drive

Alvin, Texas 77511

(281) 331-6154

PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Team, Inc., a Texas corporation (the “Company”), to vote the Common Stock of the Company at the 2004 Annual Meeting of Shareholders (the “2004 Annual Meeting”), and at any adjournment thereof, to be held at the time and place and for the purposes set forth in the accompanying Notice. This Proxy Statement and enclosed form of Proxy are being mailed to shareholders beginning on August 25, 2004.

The Company will bear the costs of soliciting proxies in the accompanying form. In addition to the solicitation made hereby, proxies may also be solicited by telephone, telegram or personal interview by officers and employees of the Company. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of stock.

All duly executed proxies received prior to the 2004 Annual Meeting will be voted in accordance with the choices specified thereon, unless revoked as described below. As to any matter for which no choice has been specified in a proxy, the shares represented thereby will be voted by the persons named in the proxy: FOR the election of the three nominees named herein for Class III Directors; FOR each of the proposals to approve the amendment or adoption of the identified stock option plans and the non-employee director annual Common Stock compensation arrangement; FOR the appointment of KPMG LLP as independent certified public accountants of the Company for the fiscal year ending May 31, 2005; and in the discretion of such person in connection with any other business that may properly come before the meeting. Shareholders may revoke their proxy at any time prior to the exercise thereof by written notice to Mr. Ted W. Owen of the Company at the above address of the Company, by the execution and delivery of a later dated proxy or by attendance at the meeting and voting their shares in person. Proxy cards that are not signed or that are not returned have no effect for any purpose.

VOTING SECURITIES

As of the close of business on August 13, 2004, the record date for determining shareholders entitled to vote at the 2004 Annual Meeting, the Company had 8,084,025 shares of common stock, $0.30 par value per share (“Common Stock”), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote with respect to each matter to be acted upon at the meeting. The holders of a majority of the total shares of Common Stock of the Company issued and outstanding as of August 13, 2004, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Any abstentions, and any “withholds” in the election of directors, are counted for purposes of determining the presence or absence of a quorum while broker non-votes are not so counted. Additionally, abstentions and/or withholds are counted as shares represented at the meeting in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not so counted.

PROPOSAL ONE—ELECTION OF DIRECTORS

General

The Company’s Restated Articles of Incorporation and Bylaws provide that the Company’s Board of Directors will consist of not less than six nor more than nine persons, the exact number to be fixed from time-to-time by the Board of Directors. The Board of Directors has fixed the current number of Directors at seven, divided into three classes with staggered three-year terms.

The Board of Directors has nominated three persons for election as Class III Directors to serve a three-year term expiring on the date of the Annual Meeting of Shareholders of the Company to be held in 2007, and until their successors are duly elected and qualified. Messrs. Sidney B. Williams, E. Patrick Manuel and Emmett J. Lescroart have been nominated by the Board of Directors to stand for election as such Class III Directors.

Directors are elected by a plurality of votes cast at the Annual Meeting. Unless contrary instructions are set forth in the proxies, the persons with full power of attorney to act as proxies at the 2004 Annual Meeting will vote all shares represented by such proxies for the election of the nominees named therein as directors. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in the nominee’s stead, of such other persons as the Board of Directors of the Company may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to stand for election or to serve if elected.

Nominees

Set forth below is certain information as of August 13, 2004 concerning the nominees for election at the 2004 Annual Meeting, including the business experience of each for at least the past five years:

Name	Age	Present Position With the Company	Director Since
Sidney B. Williams	70	Director	1973
E. Patrick Manuel	56	Director	2001
Emmett J. Lescroart	53	Consultant	—

Mr. Williams is the sole shareholder of a professional corporation which is a partner in the law firm of Chamberlain, Hrdlicka, White, Williams & Martin in Houston, Texas and has been a partner in that firm for more than the past five years.

Mr. Manuel is presently an independent investor and consultant to the Company. These have been his principal occupations since April 1999. For more than five years prior to that time, he was the principal shareholder and president of X-Ray Inspection Co., which is now a wholly-owned subsidiary of the Company that engages in the business of NDT inspection services. X-Ray Inspection Co. was purchased by the Company in April 1999. Mr. Manuel is a director of Tri-Parish Bank in Eunice, Louisiana.

Mr. Lescroart has been an independent private investor managing his personal investments since 1996. He currently owns and operates EJL Capital, LLC, a private investment banking firm. For twenty years prior to 1996, he was employed with Cooperheat Company in positions of increased responsibility and authority, becoming chief executive officer in 1983 and remaining in that position until resigning in 1996 to pursue his personal investments business.

Directors Continuing in Office

Set forth below is certain information concerning the four directors continuing in office until the expiration of their respective terms, including the business experience of each for at least the past five years:

Name	Age	Present Position With the Company	Director Since	Expiration of Present Term
Philip J. Hawk	50	Chairman of the Board and Chief Executive Officer	1998	2005
Jack M. Johnson, Jr.	66	Director	1992	2006
E. Theodore Laborde	66	Director	1991	2006
Louis A. Waters	66	Director	1998	2005

Mr. Hawk was appointed Chairman of the Board and Chief Executive Officer of the Company in November 1998. From 1993 to 1998, Mr. Hawk held the position of President and Chief Executive Officer of EOTT Energy Partners, L.P., an energy marketing and service company. Mr. Hawk is also a director of ABS Group of Companies and NCI Building Systems, Inc.

Mr. Johnson has been Managing General Partner of Wintermann & Company, a general partnership that owns approximately 25,000 acres of land in Texas, which is used in farming, ranching and oil and gas exploration activities, for more than the past five years. Mr. Johnson is also President of Winco Agriproducts, an agricultural products company that primarily processes rice for seed and commercial sale. Mr. Johnson is also a director of Security State Bank in Anahuac, Texas.

Mr. Laborde served in various capacities with J&H Marsh & McLennan, Inc., an insurance brokerage firm, in New Orleans for 35 years until his retirement in 1997. From 1982 until his retirement, Mr. Laborde acted as Managing Director of the New Orleans operation. J&H Marsh & McLennan, Inc. is a subsidiary of Marsh & McLennan Companies. Mr. Laborde is a director of Gulf Coast Bank & Trust Co. in New Orleans, Louisiana and is involved in various privately held family businesses.

Mr. Waters presently manages personal investments. He retired in March 2002 as Chairman of the Board of Tyler Technologies, Inc. (“Tyler”), a New York Stock Exchange listed company. Tyler’s principal business is providing information management services to local governments. Mr. Waters was elected to Tyler’s Board of Directors in August 1997 and elected Chairman of the Board in October 1997. In addition, Mr. Waters is one of the founders and was the first Chairman of the Board of Browning-Ferris Industries, Inc. (“BFI”). He served as Chairman and Chief Executive Officer from 1969 through 1980, Chairman of BFI’s Executive Committee from 1980 through 1988, and Chairman of the Finance Committee from 1988 to March 1997. Mr. Waters also directed BFI’s international activities, serving as Chairman and Chief Executive Officer of BFI International, Inc. from 1991 to March 1997, when he retired from full-time duty with BFI.

Mr. Williams and Mr. Laborde are brothers-in-law.

Meetings and Committees of the Board of Directors

The Board of Directors (“Board”) held six meetings during the fiscal year ended May 31, 2004. All directors attended 75% or more of the meetings during the year of the Board and the Committees on which they served.

The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. The Executive Committee is composed of Messrs. Hawk, Williams and Waters. The Executive Committee is responsible for assisting with the general management of the business and affairs of the Company as needed during intervals between meetings of the Board of Directors. The Executive Committee met one time during fiscal 2004.

The Audit Committee is composed of Messrs. Waters, Laborde, and Johnson. The Audit Committee is charged with the duties of recommending the appointment of the independent certified public accountants; reviewing their fees; reviewing their work, ensuring that proper guidelines are established for the dissemination of financial information to the Company’s shareholders; meeting periodically with the independent certified public accountants, the Board of Directors and certain officers of the Company and its subsidiaries to ensure the adequacy of internal controls and reporting; reviewing consolidated financial statements; and performing any other duties or functions deemed appropriate by the Board. The Audit Committee met four times during fiscal 2004. The Board has determined that Louis A. Waters is an audit committee financial expert within the meaning of SEC regulations.

The Compensation Committee, composed of Messrs. Johnson, Manuel, Williams and Harrison, reviews management performance and makes recommendations to the Board of Directors concerning management compensation and other employment benefits. The Compensation Committee met four times during fiscal 2004.

The Corporate Governance and Nominating Committee, composed of Messrs. Williams and Waters, is charged with recommending Director nominees to the Board of Directors; evaluating the contribution and performance of members and committees of the Board; developing appropriate corporate governance principles for the Company; and ensuring the processes of the Board are sufficient and consistent with its oversight role of the Company. The committee met one time during fiscal 2004. Each committee member is independent, as that term is defined in Section 121 of the American Stock Exchange listing standards. In June 2004, the Board of Directors adopted a written charter for the committee. A copy of the committee’s charter is posted on the Company’s Internet Web Site at www.teamindustrialservices.com; click on “Investor Relations” and then on “Governance.”

The Corporate Governance and Nominating Committee will consider director nominees who have demonstrated a high level of personal and professional integrity and exceptional ability and judgment. The committee will examine whether a director nominee is likely to be effective, in conjunction with other nominees and the continuing directors, in serving the long-term interest of the Company’s shareholders. The committee will also examine other qualifications of a director nominee, including experience in formulating policy in areas relevant to the Company’s activities and skills and business experience to complement the other directors on the Board.

The Corporate Governance and Nominating Committee and Board of Directors will consider nominees for the Board of Directors that are recommended by any shareholder entitled to vote for the election of directors. A nominating shareholder must submit any recommendation in writing to the Corporate Governance and Nominating Committee, c/o the Company’s Secretary, 200 Hermann Drive, Alvin, Texas 77511, by May 31 each year for consideration for the next annual meeting of shareholders. Such recommendations must be accompanied by a description of each nominee’s qualifications, experience and background, as well as a statement signed by each such nominee consenting to being nominated and, if elected, to serving as director. The committee evaluates nominees recommended by shareholders in the same manner it does other nominees, as described above. Mr. Lescroart was recommended for nomination by the Chairman of the Board.

Audit Committee Report

The Audit Committee consists of the three members of the Company’s Board of Directors identified above. Each committee member is independent, as that term is defined in Section 121 of the American Stock Exchange listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is furnished as Appendix A to this Proxy Statement.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended May 31, 2004 with management and has discussed with KPMG LLP, the independent auditors for the Company, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed the auditors’ independence with KPMG.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2004.

Louis A. Waters, Chairman

Jack M. Johnson, Jr.

E. Theodore Laborde

Compensation Committee Report

Pursuant to rules adopted by the Securities and Exchange Commission, the Compensation Committee of the Board of Directors, which is composed entirely of non-employee directors, has furnished the following report on executive compensation:

The committee’s major responsibilities include, but are not limited to, the following:

1. Reviewing the Company’s major compensation and benefit practices, policies and programs with respect to executive officers;

2. Reviewing executive officers’ salaries and bonuses; and

3. Administering Company stock option plans.

Following review and approval by the committee, all issues pertaining to the compensation of, and the grant of options to, the executive officers are submitted to the full Board of Directors for approval.

Compensation Philosophy

The committee’s compensation philosophy operates on several levels. First, the committee must ensure that the compensation is competitive in order to attract and retain highly qualified executives. In order to facilitate the first objective, the committee considers various compensation surveys and information in proxy statements for companies in the industry of comparable size and complexity to the Company. Second, in order to motivate its executives, the committee links executive pay levels to the performance of the Company through the grant of options pursuant to the Company’s stock option programs. Third, the committee endeavors to reward outstanding individual contributions to the Company and to set compensation at levels that reflect each executive officer’s individual contribution towards the Company’s goals through its bonus and stock option programs. The committee endeavors to support the Company’s commitment to generating increases in shareholder value. The compensation and related programs are designed to reward and motivate executives for the accomplishment of this commitment.

Compensation Program Components

To achieve its compensation goals, the compensation program consists of four components: base salary, bonuses, various employee benefits (including medical and life insurance and 401(k) plan benefits generally available to the employees of the Company) and the Company’s stock option plans. The total program is structured to deliver a significant percentage of pay through at-risk pay programs which reward executives if the performance of the Company warrants increased pay. Achievements in maximizing shareholder value is a basic principle underlying the Company’s pay programs.

Annually, the committee seeks to review the base salary of each executive officer to determine its fairness. During its annual consideration of the base salaries of the executive officers, the committee considers the level of responsibility, experience and performance of each executive officer. The committee also takes into account the competitive conditions of the marketplace, the Company’s profitability and the cost of living index. When reviewing competitive conditions of the marketplace, the committee considers the Company’s pay levels with those of companies of similar size and complexity. As the Company believes there is no survey data relating to the Company’s service industries, the Company studies compensation surveys for companies of a similar size and complexity and various other data and information brought to its attention, including information in proxy statements of companies in the Company’s service industry. Based on such information, the committee endeavors to ensure that the pay levels fall in the median range of the amounts paid by the comparable companies. In certain circumstances, bonuses may be awarded to those executive officers who have made outstanding individual contributions during the current fiscal year. Subsequent to the end of fiscal 2004, each officer of the Company received an increase in base salary and a bonus commensurate with levels of responsibility and individual performance.

Additionally, all executive officers are eligible to receive stock options and bonuses in the form of stock as may be recommended by the committee and authorized by the Board. By increasing senior management’s equity position in the Company, the interests of the shareholders and the executives will be more closely aligned.

Performance Measures

When evaluating annual executive compensation, the committee considers the Company’s earnings, adjusted for certain unusual or nonrecurring items, return on net investment and cash flows. These factors are compared to the Company’s prior year’s performance, its annual business plan and the performance of other companies which operate in the same industry segments as the Company. These performance measures assist the committee in ensuring that the interests of its shareholders, as well as its executives, are represented in a fair and equitable manner. No specific fixed weighting or formula is applied to such performance measures. Rather, the committee exercises its judgment in evaluating financial and non-financial factors and in determining appropriate compensation.

Other

The Omnibus Budget Reconciliation Act of 1993 (the “Act”) restricts the ability of a publicly-held corporation to deduct compensation in excess of $1,000,000 paid to its Chief Executive Officer and the four most highly compensated officers. During fiscal 2004, the threshold was not met for any of the executive officers. However, the committee continually reviews all aspects of the Act in order to assess any future compliance issues.

This Compensation Committee Report was primarily prepared by management at the direction of the committee, and approved by the committee.

Jack M. Johnson, Jr., Chairman

George W. Harrison

E. Patrick Manuel

Sidney B. Williams

Shareholder Communications with the Board of Directors

The process for security holders to communicate with the Board of Directors is to send such communications in writing to Philip J. Hawk, Chairman of the Board, Team, Inc., 200 Hermann Drive, Alvin, Texas 77511.

The Company encourages all directors to attend all meetings of shareholders, but does not have a mandatory requirement of attendance. All directors were in attendance at the last annual shareholders meeting.

Certain Transactions

Director Sidney B. Williams is the sole shareholder of a professional corporation that is a partner in the law firm of Chamberlain, Hrdlicka, White, Williams and Martin of Houston, Texas, which rendered services to the Company during fiscal 2004. Fees to the law firm did not exceed five percent (5%) of that law firm’s gross revenue for its last full fiscal year.

The Company and E. Patrick Manuel were parties to a Consulting Agreement dated April 9, 1999 that was effective until April 9, 2004, under which Mr. Manuel provided certain assistance and advice concerning the Company’s NDT inspection service business as requested by the Company in consideration for consulting fees of $120,000 per year and a vehicle allowance of $5,400 per year. The Company also leases an office and shop building in Lafayette, Louisiana from Mr. Manuel for rental of $54,000 per year, and a smaller office and shop building in Sulphur, Louisiana for rental of $18,600 per year.

The Company and Emmett J. Lescroart are parties to a Consulting Agreement effective July 30, 2004 under which Mr. Lescroart will provide assistance to Company officers in operating the Company’s heat treating business from time to time as requested by Company management for base fees of $900 per day. Additionally, Mr. Lescroart is eligible for the grant of discretionary performance bonuses and stock options as determined by the Board of Directors. The Board of Directors has granted to Mr. Lescroart stock options to acquire 20,000 shares of Common Stock under the Team, Inc. 2004 Restricted Stock Option and Award Plan, subject to shareholder approval of the Plan at the 2004 Annual Meeting. The options were issued on August 11, 2004 and have an exercise price of $15.40 per share, the closing price of the Company’s Common Stock on the American Stock Exchange on the date of grant. The options become exercisable in 5,000 share installments on each of the first four anniversaries of the date of grant and remain exercisable until the tenth anniversary of the date of grant subject to earlier termination in certain events.

Compensation of Directors

All non-employee directors currently receive an annual fee of $20,000 of which one-half ($10,000) is paid in cash in four equal quarterly installments. The remaining $10,000 is paid in the form of Common Stock. The stock payments are made July 1 of each year with the number of shares calculated by dividing $10,000 by the closing price per share on the preceding business day. Under this policy, 618 shares were issued to each non-employee director on July 1, 2004.

In December 1991, the Company adopted the Non-Employee Directors Stock Option Plan (the “Non-Employee Director Plan”). The Non-Employee Director Plan authorizes options to purchase an aggregate of 610,000 shares of Common Stock for directors of the Company who are not employees of the Company (200,000 shares being subject to shareholder approval at the 2004 Annual Meeting). The purpose of the Non-Employee Director Plan is to attract and retain the services of experienced and knowledgeable independent individuals as directors, by extending to them the opportunity to acquire a proprietary interest in the Company to provide incentive to apply their best efforts for the benefit of the Company.

Pursuant to the Non-Employee Director Plan, each non-employee director receives an automatic grant of options upon such director’s appointment, reappointment, election or reelection to the Board of Directors equal to the product obtained by multiplying five thousand (5,000) by the number of years, or any part of any year, that such director is appointed or elected to serve on the Board of Directors. The exercise price of the options is equal to the fair market value of the Company’s Common Stock on the date of grant, and the options expire ten years after the date of grant. Options to purchase 5,000 shares vest on the date of grant and each anniversary thereafter until all of the options granted are fully vested. During fiscal 2004, Messrs. Johnson and Laborde were each granted options to purchase 15,000 shares with an exercise price of $8.10 per share, pursuant to his election to the Board of Directors at the 2003 Annual Meeting of Shareholders.

Current Directors and Executive and Other Officers

The following table sets forth information regarding the current directors and executive and other officers of the Company:

Name of Director or Officer	Age	Director Since	Officer Since	Position with Company
Philip J. Hawk(1)	50	1998	1998	Chairman of the Board of Directors and Chief Executive Officer
Kenneth M. Tholan	65	—	1996	President and Chief Operating Officer
Ted W. Owen	52	—	1998	Senior Vice President-Finance & Administration, Chief Financial Officer, Secretary and Treasurer
John P. Kearns	48	—	1996	Senior Vice President
George W. Harrison(3)	76	1995	—	Director
E. Theodore Laborde(2)	66	1991	—	Director
Jack M. Johnson, Jr.(2)(3)	66	1992	—	Director
E. Patrick Manuel(3)	56	2001	—	Director
Louis A. Waters(1)(2)(4)	66	1998	—	Director
Sidney B. Williams(1)(3)(4)	70	1973	—	Director

(1)	Member of the Executive Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Corporate Governance and Nominating Committee.

Mr. Tholan joined the Company in June 1996 and shortly thereafter was elected as Vice President. In 1997, he was named Executive Vice President and Chief Operating Officer and in January 1998 was promoted to President of the Company. Mr. Tholan is a director of a privately-held security consulting firm, Secure Solutions International, Inc., located in Houston, Texas.

Mr. Owen joined the Company in February 1998 and was elected Vice President, Chief Financial Officer, Secretary and Treasurer in April of 1998 and was promoted to Senior Vice President-Finance and Administration in 2003. From 1994 to 1997, Mr. Owen held the position of Business Practices Officer for Alyeska Pipeline Service Co in Anchorage, Alaska.

Mr. Kearns joined the Company in 1980 as a design engineer and assumed the position of Vice President of Engineering and Manufacturing in 1996. He was promoted to Senior Vice President in 1998. Mr. Kearns has been involved with the Company’s engineering, manufacturing and research and development functions.

Code of Ethical Conduct

The Company has adopted a code of ethics that applies to all employees and the Company directors. A copy of such code, entitled “Team, Inc. Code of Ethical Conduct”, was filed with the SEC as an exhibit to the Company’s 10-K Report for the fiscal year ended May 31, 2003. Also, a copy of this Code is posted on the Company’s Internet Web Site at www.teamindustrialservices.com.

Executive Compensation and Other Matters

The following table sets forth compensation information for the fiscal years ended May 31, 2004, 2003 and 2002 for the Chief Executive Officer and the other executive officers of the Company earning in excess of $100,000 during the Company’s 2004 fiscal year (the “Named Executive Officers”):

COMPENSATION TABLE

Name and Principal Position	Year Ending May 31	Annual Compensation		Longterm Compensation	All other Compensation ($)(1)
		Salary ($)	Bonus ($)	Securities Underlying Options
Philip J. Hawk(2)	2004	302,515	150,000	—
Chairman of the Board and	2003	275,008	90,000	—
Chief Executive Officer	2002	269,015	120,000	50,000

Kenneth M. Tholan	2004	203,669	107,000	8,000	444,300
President and Chief Operating Officer	2003	186,354	52,000	7,000
	2002	183,438	52,000	30,000

Ted W. Owen	2004	182,477	58,000	4,000
Senior Vice President-Finance	2003	165,104	36,000	7,000	23,972
& Administration, Secretary & Treasurer	2002	158,669	36,000	15,000

John P. Kearns	2004	136,592	50,000	4,000
Senior Vice President	2003	127,508	32,000	2,000
	2002	123,092	32,000	15,000

(1)	Represents the net realized value of options exercised in the years indicated. Mr. Tholan exercised options to acquire 62,000 shares in fiscal 2004 and Mr. Owen exercised options to acquire 4,000 shares in fiscal 2003.
(2)	Mr. Hawk is a party to an employment agreement with the Company in which he agreed to serve as the Company’s Chief Executive Officer until the earlier of (i) January 31, 2005, (ii) his voluntary resignation or (iii) his termination with or without cause by the Company. Mr. Hawk has agreed not to compete with the Company during the term of the agreement and for a period of two years following termination of the agreement. Also, Mr. Hawk has agreed not to disclose any confidential information regarding the Company without the prior written consent of the Company.

OPTION GRANTS IN FISCAL 2004

The following table sets forth additional information with respect to stock options granted in fiscal 2004 to the Named Executive Officers:

Name	Number of Securities Underlying Options	Percentage of Total Options Granted to Employees in Fiscal 2004	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
					5%	10%
Kenneth M. Tholan	8,000	4.0%	$8.25	June 26, 2013	$41,507	$105,187

Ted W. Owen	4,000	2.0%	$8.25	June 26, 2013	$20,754	$52,594

John P. Kearns	4,000	2.0%	$8.25	June 26, 2013	$20,754	$52,594

(1)	Potential realizable value is based on the assumption that the Common Stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. The stock prices at the end of the option term for the options granted in fiscal year 2004 are $13.44 and $21.40, assuming 5% and 10% appreciation rates, respectively, for options granted to all officers. The amounts of hypothetical appreciation reflect required calculations at rates set by the Securities and Exchange Commission and, therefore, are not intended to represent either historical appreciation or anticipated future appreciation in the price of Common Stock.

The following stock options were granted in June 2004 under the 1998 Incentive Stock Option Plan to the Named Executive Officers: Mr. Tholan, 15,000 shares with an exercise price of $13.90; Mr. Owen, 12,000 shares with an exercise price of $15.67; and Mr. Kearns, 8,000 shares with an exercise price of $15.67. Since the options were granted subsequent to the end of fiscal 2004, they are not reflected in the option grants table above.

OPTION EXERCISES IN FISCAL 2004 AND

FISCAL YEAR END OPTION VALUES

The following table provides certain information with respect to options exercised during fiscal 2004 by each of the Named Executive Officers:

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Unexercised Options at End of Fiscal 2004		Value of Unexercised in-the-Money Options at End of Fiscal 2004(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Philip J. Hawk	—	—	321,067	78,933	$3,800,471	$932,570

Kenneth M. Tholan	62,000	$444,300	84,625	11,375	$1,036,705	$90,275

Ted W. Owen	—	—	54,750	10,250	$645,690	$90,050

John P. Kearns	—	—	61,250	7,750	$744,980	$73,300

(1)	The value of unexercised in-the-money options is the difference between (i) the closing price of the Company’s Common Stock on the last trading day of fiscal 2004 ($15.70) and (ii) the exercise price of the in-the-money options, multiplied by the number of underlying shares subject to the options.

COMPARISON OF TOTAL SHAREHOLDER RETURN

The following graph compares the Company’s cumulative total shareholder return on its Common Stock for a five-year period (May 31, 1999 to May 31, 2004), with the cumulative total return of the American Stock Exchange Market Value Index (“ASEMVI”), and a peer group of companies selected by the Company. The “Peer Group” is described in more detail below. The graph assumes that the value of the investment in the Company’s Common Stock and each index was $100 on May 31, 1999 and that all dividends were reinvested.

*	Assumes initial investment of $100 and reinvestment of dividends. Total returns are based on market capitalization.

The peer group is composed of four companies which provide industrial and/or leak repair services. The returns of each company have been weighted according to their respective market capitalization for purposes of arriving at a peer group average. The members of the peer group are T-3 Energy Services, Inc., Xanser Corporation, Matrix Service Company and Versar, Inc.

The foregoing graph is based on historical data and is not necessarily indicative of future performance.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock (the only class of voting securities of the Company) as of August 13, 2004 of (a) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director or nominee for director of the Company, (c) the Named Executive Officers and (d) all executive and other officers and directors of the Company as a group. The information shown assumes the exercise by each person (or all directors and officers as a group) of the stock options owned by such person that are currently exercisable or exercisable within 60 days of August 13, 2004. Unless otherwise indicated, the address of each person named below is the address of the Company at 200 Hermann Drive, Alvin, Texas 77511.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Outstanding Common Stock
Philip J. Hawk	452,734	(2)	5.1%

Kenneth M. Tholan	152,299	(3)	1.7%

Ted W. Owen	67,317	(4)	*

John P. Kearns	79,014	(5)	*

Sidney B. Williams 1200 Smith Street, Suite 1400 Houston, Texas 77002	145,238	(6)	1.6%

E. Theodore Laborde 601 Poydras Street, Suite 1815 New Orleans, Louisiana 70130	81,118	(7)	*

Jack M. Johnson, Jr. P. O. Box 337 Eagle Lake, Texas 77434	84,832	(8)	1.0%

George W. Harrison 2119 Sieber Drive Houston, Texas 77017	222,895	(9)	2.5%

Louis A. Waters 520 Post Oak Blvd., Suite 850 Houston, Texas 77027	1,245,832	(10)	14.0%

E. Patrick Manuel 1206 Hwy 190 West Eunice, Louisiana 70535	453,473	(11)	5.1%

Emmett J. Lescroart 280 Cherry Valley Rd. Princeton, New Jersey 08540	86,135		1.0%

All directors, nominees and executive officers as a group (11 persons)	3,070,087	(12)	34.5%

Houston Post Oak Partners, Ltd. 520 Post Oak Blvd., Suite 850 Houston, Texas 77027	1,200,000		13.6%

Babson Capital Management LLC One Memorial Drive Cambridge, MA 02142	800,800	(13)	9.9%

*	Less than 1% of outstanding Common Stock.

(1)	The information as to beneficial ownership of Common Stock has been furnished, respectively, by the persons and entities listed, except as indicated below. Each individual or entity has sole power to vote and dispose of all shares listed opposite his or its name except as indicated below.

(2)	Includes 387,734 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004.

(3)	Includes 90,250 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004 and 60 shares held in an employee benefit plan.

(4)	Includes 61,250 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004 and 3,067 shares held in an employee benefit plan.

(5)	Includes 66,500 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004, and 7,775 shares held in an employee benefit plan.

(6)	Includes 2,685 shares owned by Nancy Williams, Mr. Williams’ wife, 1,000 shares held as custodian under the Uniform Gift to Minors Act for Mr. Williams’ nephews, and 3,000 shares gifted to Mr. Williams’ adult children. Mr. Williams disclaims any economic interest in these shares. Also includes 30,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004.

(7)	Includes 1,886 shares owned by Mr. Laborde and his wife, Mary Laborde, as joint tenants. Also includes 50,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004.

(8)	Includes 45,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004.

(9)	Includes 45,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004.

(10)	Includes 25,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004. Also includes 1,200,000 shares owned by Houston Post Oak Partners, Ltd., a Texas limited partnership of which Mr. Waters is the sole general partner.

(11)	Includes 15,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004.

(12)	Includes 693,534 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 13, 2004 and 10,549 shares held in an employee benefit plan.

(13)	Based upon a Form 13F filing with the Securities and Exchange Commission for quarter ended June 30, 2004.

The Company does not know of any arrangement that may at a subsequent date result in a change of control of the Company.

PROPOSAL TWO—APPROVAL OF AMENDMENT TO

THE TEAM, INC. 1998 INCENTIVE STOCK OPTION PLAN

The Board of Directors of the Company adopted an amendment to the Company’s 1998 Incentive Stock Option Plan (the “Plan”) to increase the number of shares of Common Stock which are to be made available for distribution under the Plan to a total of 1,500,000 shares, an increase of 500,000 shares from the previously approved 1,000,000 shares. This increase will enable the Company to continue with the purpose of the Plan which is to attract and retain experienced and well-trained employees, to encourage the sense of proprietorship of such employees and to stimulate the active interests of such employees in the development and financial success of the Company. The Plan was originally adopted by the Board of Directors and approved by the Company’s shareholders in 1998.

Section 422(b)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), requires shareholder approval of this amendment in order to obtain favorable tax treatment of the options to the employee-optionee as incentive stock options. Also, American Stock Exchange listing requirements require shareholder approval. Therefore, the adoption of the proposed amendment was made contingent on shareholder approval. A summary of the material features of the Plan is set forth below.

Administration

The Compensation Committee of the Board of Directors administers the Plan. Committee members are elected by a majority vote of the Board for an indefinite term and may be removed only by a majority vote of the Board. All members of the committee shall qualify as “outside directors” within the meaning of Section 162(m) of the Code. The committee has the general authority to determine which key employees receive options under the Plan, the date of grant, the date on which the options become exercisable, the number of shares of Common Stock to be offered to each optionee, the duration of the options and other terms and conditions applicable to each option subject to the terms of the Plan. The Board of Directors reviews and approves all option grants.

Eligibility

Officers and other key employees of the Company or any of its (at least 50 percent owned) subsidiaries are eligible to receive options under the Plan; however, the committee determines the specific individuals who will be granted options.

The number of shares which may be purchased pursuant to each option is established by the committee and is set forth in the related stock option agreements. There is no established maximum or minimum limitation on the number of shares of Common Stock to be allocated to any particular group or subgroup of officers or other key employees pursuant to the Plan. No monetary consideration is paid by any person for the issuance of the options.

Shares Subject to Options

Under the terms of the Plan as amended to the date hereof, the maximum number of shares of Common Stock that may be offered under the Plan is 1,500,000 shares (500,000 shares being subject to shareholder approval at the 2004 Annual Meeting). Adjustments will be made under the Plan in the number of shares of Common Stock which are issuable upon exercise of options and in the price per share thereof to protect the holders of options against dilution in the event of a stock split, recapitalization, combination of shares or like event resulting in a change in the number of shares outstanding.

Option Exercise Price

The exercise price for an option granted under the Plan is the fair market value of the Common Stock on the last trading day preceding the date of grant. Shares purchased pursuant to the options must be paid for in cash or cashier’s check, presented at the principal offices of the Company promptly after the date the optionee gives notice to the Company of his or her desire to exercise the option. The Committee may allow for payment of the exercise price in whole or in part in shares of Common Stock of the Company already owned by the participant. The Committee may impose reasonable conditions on the delivery of stock certificates to the optionee upon exercise of an option including the payment by the optionee of any withholding or other tax liability resulting from such exercise.

Duration of Options

The expiration date of each option is determined by the Committee, but in no event shall the exercise period of an option extend beyond a date which is ten years from the date of grant. No option may be granted under the Plan after January 28, 2008.

Exercise Period of Options

An option granted under the Plan is generally exercisable over a period commencing on the date of grant and ending upon the expiration or termination of the option. The Committee may in the respective option agreements postpone the vesting of the option and limit the number of shares exercisable during the option period. In the event of the death of an option holder before termination of the option holder’s employment with the Company, such option will become fully exercisable and will remain exercisable for twelve (12) months following the date of death. If an optionee’s employment is terminated for reasons other than death, his then outstanding vested options must be exercised prior to the earlier of the expiration date of such options or three months (six months for certain longer term employees) following termination of employment in order for the options to qualify as incentive stock options under the Code. If exercised later than three months after termination, other than in cases of death or disability, the option will no longer qualify as an incentive stock option under the Code.

Transferability

Options granted under the Plan are transferable only by will or under the laws of descent and distribution.

Termination and Amendments

The Plan terminates on January 28, 2008, unless terminated earlier by appropriate action of the Board of Directors. Termination of the Plan will not alter or impair any of the rights or obligations of any option which has been granted under the Plan prior to the effective date of termination without the express consent of the optionee.

The Board of Directors has the power to amend the Plan to cause the options granted thereunder to conform to applicable law or in any other respect as the Board determines to be in the best interests of the Company. However, any such amendment may not, without the approval of the Company’s shareholders, increase the aggregate number of shares of Common Stock subject to the Plan (except for increases due to certain adjustments). In addition, any such amendment may not, without the approval of the Company’s shareholders, change the class of employees eligible to receive options or awards under the Plan in order to continue to comply with Sections 162(m), 422 and 423 of the Code. Any amendment or termination of the Plan may not alter or impair any of the rights or obligations which may have been granted to or been incurred by any optionee under the Plan prior to amendment or termination, unless such action is expressly consented to by the optionee whose rights are affected.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to options granted under the Plan. This summary does not describe state, local or foreign income tax consequences or federal employment tax consequences.

The options granted under the Plan will qualify as incentive stock options (“ISOs”). An employee receiving an ISO will not be in receipt of taxable income upon the grant of the ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or its subsidiaries at all times during the period beginning on the date of the grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Exercise of an ISO will also be timely if made at any time (provided it is exercisable by its terms) by the legal representative of an optionee who dies (i) while in the employ of the Company or its subsidiaries or (ii) within three months after termination of employment. The Plan, however, limits the right of the legal representative of any optionee to exercise an option to the one-year period following the death of such optionee, provided such optionee has died prior to termination of employment.

Upon ultimate sale of the stock received upon exercise of an ISO, except as noted below, the optionee will recognize capital gain or loss (if the stock is a capital asset of the optionee) equal to the excess of the amount realized upon such sale over the option exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the grant or exercise of the ISO or the sale of such stock by the optionee.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will constitute an item of tax preference to the employee-optionee for purposes of the “alternative minimum tax” set forth in the Code.

If the stock acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the option or one year from the date that such stock is transferred to the optionee (a “disqualifying disposition”), gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: If the amount realized on such disqualifying disposition is less than or equal to the fair market value of the stock on the exercise date, the optionee would recognize ordinary compensation income equal to the excess of such amount realized over the exercise price. If the amount realized on such disqualifying disposition is greater than the fair market value of the stock on the exercise date, the optionee would recognize ordinary compensation income equal to the excess of the fair market value of the stock on the exercise date and capital gain equal to the excess of such amount realized over the fair market value of the stock on the exercise date. In such case, the Company may deduct for federal income tax purposes the amount taxable to the optionee as ordinary compensation income.

Vote Required for Approval

The affirmative vote of the holders of at least a majority of the outstanding shares represented and voted at the 2004 Annual Meeting is required for approval of the proposed amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE AMENDMENT TO THE 1998 INCENTIVE STOCK OPTION PLAN.

PROPOSAL THREE—APPROVAL OF THE TEAM, INC. RESTATED

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

The Company has determined that it is in the best interest of the Company and its shareholders to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable independent individuals as members of the Board of Directors of the Company by providing them the opportunity to acquire a proprietary interest in the Company so that they will have more incentive to apply their best efforts for the benefit of the Company. In furtherance of such purpose, the Company adopted the Team, Inc. Non-Employee Directors Stock Option Plan in 1991. Under this plan, Non-Employee Directors receive Options for their services as members of the Board in addition to any other compensation which such Non-Employee Directors may be entitled to receive.

Shareholder approval of the Plan is required under certain new listing requirements of the American Stock Exchange.

Administration

The Ineligible Directors administer the Plan and have such powers and authority as may be necessary for them to carry out their functions as described in the Plan. “Ineligible Directors” means all members of the Board who are employees or officers of the Company or any of its Affiliates. The Ineligible Directors shall have the authority and discretion to interpret the Plan and to make other determinations necessary for Plan administration, provided that the Ineligible Directors shall not have the discretion or authority to disregard or change any of the terms and conditions under which options are granted to Non-Employee Directors or may be exercised under the Plan. Such determinations are made strictly in accordance with a non-discretionary written formula in the Plan.

Eligibility

Only directors who are not employees of the Company or any of its affiliates are eligible to receive options under this Plan.

Option Grants and Vesting

The Company automatically grants options under the Plan to each Non-Employee Director who is appointed, elected, reappointed or reelected to the Board, on the date of such Non-Employee Director’s appointment, reappointment, election or reelection to the Board, for the number of shares of Common Stock equal to the product obtained by multiplying five thousand (5,000) by a number of years, or any part of any year, that such Non-Employee Director is appointed or elected to serve on the Board. As Company directors are elected for three year terms, options for 5,000 shares vest immediately on the date of grant and the options for each additional 5,000 share installment vest each anniversary thereafter until all of the options have vested.

In the event any option terminates or expires or is surrendered without having been exercised in full, the shares not purchased thereunder shall again be available for options to be granted under the Plan. In the event that the number of shares issuable pursuant to the Plan at the time of any grant hereunder is less than the number of shares to be issued pursuant to such grant, the Non-Employee Directors to whom grants are to be made shall receive grants of options for the aggregate number of shares of Common Stock remaining authorized under the Plan, prorated as among such Non-Employee Directors for the number of shares to which they are entitled in such grant hereunder. On any date or dates thereafter that options become available for issuance under the Plan, whether by cancellation or expiration of previously issued options or by an amendment to increase the number of shares authorized for issuance hereunder, any Non-Employee Directors who previously were not issued options to which they were entitled shall automatically be granted the number of options to which they were previously entitled. In the event that the number of options available for grant pursuant to the preceding sentence shall not be sufficient to satisfy all required grants, Non-Employee Directors shall be granted options in order of the dates on which such grants should have been made, with the earliest dates receiving grants first, and prorated as among Non-Employee Directors, if necessary, as stated above.

Any Non-Employee Director who is granted an option hereunder shall have the right to decline the award thereof by giving written notice within forty-eight (48) hours of receipt of actual notice of such award. Upon due and timely delivery of any such notice as specified above, (x) the relevant option shall be void and shall be deemed not to have been granted for any purpose and (y) the award shall be deemed to have been declined “immediately” for all purposes.

Shares Subject to Options

The current number of shares of Common Stock covered under this Plan is 610,000 shares (200,000 shares being subject to shareholder approval at the 2004 Annual Meeting). Adjustments will be made under the Plan in the number of shares of Common Stock which are issuable upon exercise of options and in the price per share thereof to protect the holders of options against dilution in the event of a stock split, recapitalization, combination of shares or like event resulting in a change in the number of shares outstanding.

Option Exercise Price

The Plan provides that the option exercise price is the average of the opening and closing prices on the American Stock Exchange on the last trading day preceding the date of grant. The purchase price for shares purchased pursuant to the options is generally payable in cash or cashier’s check, presented at the principal offices of the Company promptly after the date the optionee gives notice to the Company of his or her desire to exercise the option. The Committee may accept payment of the option price in whole or in part in shares of Common Stock of the Company already owned by the participant or by surrendering existing options with equity value. The Committee may impose reasonable conditions on the delivery of stock certificates to the optionee upon exercise of an option including the payment by the optionee of any withholding or other tax liability resulting from such exercise.

Duration of Options

Options may be exercisable during the time from the date such option is vested until ten years from the date of grant.

Exercise Period of Options

Except as described below, an option is exercisable by the optionee only while the individual continues the director relationship with the Company. In the event of the death of a holder of an option granted under the Plan before the date of expiration of the option and before termination of his director’s position, such option will be terminated on the earlier of the date of expiration or the first anniversary of the date of death. If an optionee’s director position terminates for reasons other than death, his vested options shall be exercisable for a period ending on the earlier of the expiration date of such options or the second anniversary of termination of his directorship. However, if exercised later than three months after termination, other than in cases of death or disability, the option will no longer qualify as an incentive stock option under the tax law.

Transferability

Options granted under the Plan are transferable only by will or under the laws of descent and distribution.

Termination and Amendments

The Plan will terminate when terminated by appropriate action of the Board of Directors. Termination of the Plan will not alter or impair any of the rights or obligations of any option which has been granted under the Plan prior to the effective date of termination without the express consent of the optionee.

The Board of Directors has the power to amend the Plan to cause the options granted thereunder to conform to applicable law or in any other respect as the Board determines to be in the best interests of the Company. Any amendment or termination of the Plan may not alter or impair any of the rights or obligations which may have been granted to or been incurred by any optionee under the Plan prior to amendment or termination, unless such action is expressly consented to by the optionee whose rights are affected.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to options granted under the Plan. This summary does not describe state, local or foreign income tax consequences or federal employment tax consequences.

The grant of options under the Plan will not result in federal income tax consequences to either the Company or the optionees. At the time the options are exercised, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the option exercise price. Any such income is subject to ordinary income tax rates. Further, the Company is required to pay employment taxes and deduct appropriate amounts from the optionee’s compensation to pay withholding taxes to the Internal Revenue Service incident to such recognition of ordinary income. The Company will withhold such taxes from the optionee’s compensation upon the exercise of an option and the optionee will be obligated under his stock option agreement to pay an appropriate amount to the Company, if necessary, to cover appropriate employment and withholding taxes. The Company ordinarily will be entitled to a business expense deduction at the same time in an amount equal to the amount of income realized by the optionee.

Vote Required for Approval

The affirmative vote of the holders of at least a majority of the outstanding shares represented and voted at the 2004 Annual Meeting is required for the approval of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE PLAN.

PROPOSAL FOUR—APPROVAL OF THE TEAM, INC.

2004 RESTRICTED STOCK OPTION AND AWARD PLAN

The Board of Directors has determined that it is in the best interest of the Company and its shareholders to have a special plan to enable certain selected employees, officers, directors, consultants and advisors to further develop a proprietary interest in the Company through ownership of options and awards to acquire Common Stock in order to provide more incentive in their work for the Company. Accordingly, on June 24, 2004, the Board of Directors of the Company adopted the Team, Inc. 2004 Restricted Stock Option and Award Plan (the “2004 Plan”). The aggregate number of shares which may be issued under the 2004 Plan is 100,000.

Shareholder approval of the 2004 Plan is required pursuant to the listing requirements of the American Stock Exchange. Therefore, the adoption of the Plan was made expressly contingent on shareholder approval.

Administration

The Compensation Committee of the Board of Directors acts as manager for and otherwise administers the 2004 Plan. Committee members are elected by a majority vote of the Board for an indefinite term and may be removed only by a majority vote of the Board. The committee has the general authority and responsibility to recommend to the Board the persons to whom options and awards may be granted, the date of grant, the date on which options become exercisable, the exercise price, the number of shares of Common Stock to be offered to each optionee, the duration the options, the vesting and forfeiture provisions of awards and other terms and conditions applicable to each option and award subject to the terms of the 2004 Plan. The Board will authorize and approve the issuance of the options and awards.

Eligibility

Employees, officers, directors consultants and advisors of the Company or any of its (at least 50 percent owned) subsidiaries are eligible to receive options and awards under the 2004 Plan; however, the committee and Board determine the specific individuals who will be granted options. As described earlier herein, the Board issued options under the 2004 Plan for 20,000 shares to Mr. Emmett J. Lescroart, a consultant and nominee for director of the Company.

The number of shares which may be acquired pursuant to an option is established by the committee and Board and set forth in the related stock option or stock award agreement. There is no established maximum or minimum limitation on the number of shares of Common Stock to be allocated to any particular group or subgroup of persons. No monetary consideration is paid by any person for the issuance of the options or awards.

Shares Subject to Options and Awards

The aggregate number of shares of Common Stock authorized for options and awards under the 2004 Plan is 100,000 shares. Adjustments will be made in the number of shares and in the price per share to protect the holders of options and awards against dilution in the event of a stock split, recapitalization, combination of shares or like event resulting in a change in the number of shares outstanding.

Option Exercise Price

The exercise price for the option shares is determined by the Committee and Board. The exercise price will generally be the current market price at the time of issuance, but such is not required. Shares purchased pursuant to the options must be paid for in cash or cashier’s check, presented at the principal offices of the Company promptly after the date the optionee gives notice to the Company of his or her desire to exercise the option. The committee may accept payment of the option price in whole or in part in shares of Common Stock of the Company already owned by the participant. The committee may impose reasonable conditions on the delivery of stock certificates to the optionee upon exercise of an option including the payment by the optionee of any withholding or other tax liability resulting from such exercise.

Duration and Exercise of Options and Awards

Options shall be exercisable under the terms and during the period of time specified in each option agreement as determined by the Committee and Board. The vesting and forfeiture provisions, if any, under an award, shall likewise be determined by the committee and Board. No option or award may be granted under the Plan after June 23, 2014.

Transferability

Options and unvested awards granted under the 2004 Plan are transferable only by will or under the laws of descent and distribution.

Termination and Amendments

The 2004 Plan will terminate on June 23, 2014, unless terminated earlier by appropriate action of the Board of Directors. Termination of the 2004 Plan will not alter or impair any of the rights or obligations of any option or award which has been granted prior to the effective date of termination without the express consent of the optionee.

The Board of Directors has the power to amend the 2004 Plan to cause the options and awards granted thereunder to conform to applicable law or in any other respect as the Board determines to be in the best interests of the Company. Any amendment or termination of the 2004 Plan may not alter or impair any of the rights or obligations which may have been granted to or been incurred by any option or award holder under the 2004 Plan prior to amendment or termination, unless such action is expressly consented to by the person whose rights are affected.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to options and awards granted under the 2004 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income tax consequences or federal employment tax consequences.

The grant of options under the 2004 Plan will not result in federal income tax consequences to either the Company or the optionees. At the time the options are exercised, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the option exercise price. Any such income is subject to ordinary income tax rates. Further, the Company is required to pay employment taxes and deduct appropriate amounts from the optionee’s compensation to pay withholding taxes to the Internal Revenue Service incident to such recognition of ordinary income. The Company will withhold such taxes from the optionee’s compensation upon the exercise of an option and the optionee will be obligated under his stock option agreement to pay an appropriate amount to the Company, if necessary, to cover appropriate employment and withholding taxes. The Company ordinarily will be entitled to a business expense deduction at the same time in an amount equal to the amount of income realized by the optionee.

The grant of a stock award will result in taxable compensation income to the awardee in the year during which the stock becomes vested to the awardee. The amount of income recognized is the fair market value of the stock at the time of vesting. Stock becomes vested when the holding thereof is no longer subject to a substantial risk of forfeiture.

An awardee may elect under Section 83(b) of the Internal Revenue Code to include in income in the year of receiving an award (rather than the year it becomes vested) the fair market value of the stock at the time of receiving the award. In such event, there are no tax consequences when the stock vests.

The Company is entitled to a compensation expense deduction at the same time and in the same amount as compensation income is included in the income of an awardee.

Vote Required for Approval

The affirmative vote of the holders of at least a majority of the outstanding shares represented and voted at the 2004 Annual Meeting is required for the approval of the 2004 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2004 PLAN.

PROPOSAL FIVE—APPROVAL OF EXISTING POLICY OF ISSUING

$10,000 OF COMMON STOCK EACH YEAR TO EACH NON-EMPLOYEE

DIRECTOR FOR DIRECTOR FEES

Effective July 1, 1997, the Company adopted an arrangement and policy under which each incumbent non-employee director receives an annual fee for his services of $20,000, of which $10,000 is payable in cash on a quarterly basis and $10,000 is payable by issuing Common Stock of that value on July 1st of each year. The per share value is based on the closing price on the American Stock Exchange on the last preceding trading day before July 1. The number of shares to be issued to each director is determined by dividing $10,000 by such closing price.

Pursuant to the Board of Directors resolution authorizing this policy, the issuance occurs automatically each year, and such policy will continue until amended or terminated by the Board.

Shareholder approval of this policy is required under certain new listing requirements of the American Stock Exchange.

The value of the Common Stock received by the non-employee directors is ordinary taxable income for each recipient.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ABOVE NON-EMPLOYEE DIRECTORS COMPENSATION POLICY.

PROPOSAL SIX—APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC

ACCOUNTANTS

The Company’s Audit Committee and Board of Directors has approved and recommends the appointment of KPMG LLP as independent certified public accountants to audit the Company’s accounts for the fiscal year ending May 31, 2005. Approval of the appointment will require the affirmative vote of a majority of the shares represented and voted at the meeting.

A representative of KPMG LLP will attend the 2004 Annual Meeting with the opportunity to make a statement if such representative desires to do so and to respond to appropriate questions presented at the meeting.

The following table sets forth the fees billed by KPMG LLP in each of the past two fiscal years:

	Fiscal 2004	Fiscal 2003
Audit Fees	$156,500	$120,000

Audit-Related Fees	$94,159	$23,000

Tax Fees	$113,080	$84,265

All Other Fees	$–	$3,105

Audit-related fees consist of fees associated with the audit of the Company’s 401(k) Plan. Tax fees consist of fees associated with the preparation of the Company’s Federal and state income tax returns for the subject years. The tax fees include $3,263 related to an arrangement where the fees were determined based on the findings of the engagement as permitted by AICPA rules.

The Audit Committee meets annually to pre-approve audit and tax fees for the ensuing year. More than 90% of fees paid to KPMG pertaining to fiscal 2004 were pre-approved by the audit committee.

OTHER BUSINESS

Management does not intend to bring any business before the meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented at the meeting by others. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote, pursuant to the proxy, in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS

Any proposal by a shareholder to be presented at the Company’s Annual Meeting of Shareholders in 2005 must be received by the Company no later than May 10, 2005 in order to be eligible for inclusion in the Company’s Proxy Statement and form of proxy used in connection with such meeting.

By Order of the Board of Directors

Philip J. Hawk

Chairman of the Board of Directors and

Chief Executive Officer

August 25, 2004

APPENDIX A

Charter of the

Audit Committee of the Board of Directors

August 2004

Purpose

The primary purpose of the Audit Committee (the “Committee”) of Team, Inc. (the “Company”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities. The Committee does so by:

1. Maintaining free and open communication between the Board, the Company’s independent auditor, the Company’s internal audit and the Company’s management;

2. Working with a firm of independent registered public accountants (“Independent Auditor”) in preparing the audit statements and monitoring the independence of the Independent Auditor;

3. Reviewing the financial statements and other financial information provided by the Company to any governmental body or to the public;

4. Reviewing the Company’s systems of internal controls regarding financial reporting, accounting, legal compliance and ethics that the Company’s management (“Management”) and the Board have established; and

5. Overseeing the Company’s auditing, accounting and financial reporting processes generally.

Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

Committee Membership and Authority

1. The Committee shall be comprised of three or more members, each of whom is a member of the Board and satisfies the director independence requirements of the American Stock Exchange Company Guide (the “Amex Company Guide”) and Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

2. Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations (income statement) and statement of cash flows. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

3. At least one member of the Committee shall have sufficient accounting or related financial management expertise to qualify as “financially sophisticated” under Section 121 of the Amex Company Guide, and if possible as an “audit committee financial expert” under Item 401(h) of Regulation S-K under the Securities Act of 1933.

4. The members of the Committee shall be appointed, and may be replaced, by majority vote of the Board at the annual meeting of the Board. Each member shall serve until that member’s successor is duly elected and qualified, or until that member’s earlier resignation or replacement.

5. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee Chair shall chair all regular sessions of the Committee and set the agendas for meetings of the Committee.

6. To the extent permitted by law, by the Company’s bylaws, and by the Amex Company Guide, the Committee may designate one or more Subcommittees of one or more members of the Committee and delegate matters and powers to the Subcommittee(s) or to other individuals. Any delegation of authority does not absolve the Committee of its responsibilities under this Charter.

7. In discharging its duties and responsibilities, the Committee is empowered to investigate any matter relating to its duties and responsibilities, and shall have full access to all books, records, facilities, personnel, and Management of the Company.

8. The Committee shall have sole authority, at the Company’s expense and without further approval of the Board required, to retain and terminate such outside legal, accounting, consulting, or other outside advisors as the Committee deems advisable, and the Company shall promptly pay for the fees and costs of such advisors according to its normal business practices.

9. The Committee shall determine, and the Company shall pay, the Committee’s ordinary administrative expenses necessary or appropriate to carry out its duties.

Meetings

1. The Committee shall meet at least once quarterly, or more frequently as circumstances dictate. Any member of the Committee may call a meeting of the Committee.

2. As part of its job to foster open communication, the Committee should meet at least annually with Management, internal audit, and the Independent Auditor in separate sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately.

3. In addition, the Committee or its Chair should meet with the Independent Auditor and Management quarterly to review the Company’s financial statements.

Responsibilities and Powers

The Committee’s responsibilities and powers are to:

A. Serve as the Company’s primary point of contact with and overseer of its Independent Auditor, and provide an open avenue of communication among the Independent Auditor, the Company’s financial and senior management, and the Board

B. Review and appraise the audit performed by the Independent Auditor.

C. Monitor the Company’s financial reporting process and internal control system.

D. Prepare the Committee’s report to be included in the Company’s annual report and proxy statement, as required by the Exchange Act and any other applicable laws, rules and regulations.

In fulfilling these responsibilities and powers, the Committee shall:

Oversight of the Company’s Financial Statements and Disclosures

1. Prior to the audit, discuss with Management and the Independent Auditor the scope of the audit.

2. Review and discuss with Management and the Independent Auditor the Company’s audited annual financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

2

3. Review all reports from the Independent Auditor pursuant to applicable laws, rules and regulations concerning:

A. All critical accounting policies and practices to be used;

B. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor; and

C. Other material written communications between the Independent Auditor and Management, such as any management letter or schedule of unadjusted differences.

4. Recommend to the Board, based on the reviews and discussions described above, whether the financial statements should be included in the Annual Report on Form 10-K.

5. Review and discuss with Management and the Independent Auditor the Company’s financial statements prior to the filing of the quarterly report on Form 10-Q and prior to release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

6. Review and discuss with the Independent Auditor and Management any major issues regarding the Company’s internal control over financial reporting and its accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and internal control or the effect of regulatory and accounting initiatives, as well as the officer certifications required to be filed with each of the Company’s reports on Forms 10-Q and 10-K.

7. Review and discuss the Company’s disclosure controls and procedures with the Independent Auditor, internal audit and Management.

8. Consider the judgments of the Independent Auditor about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the Independent Auditor or Management.

Oversight of the Independent Auditor

10. Directly appoint and retain or terminate, when appropriate, the Independent Auditor, who shall report directly to the Committee. In its capacity as a committee of the Board, the Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor, and for the resolution of disagreements between Management and the Independent Auditor. The Committee’s selection shall annually be submitted to the Company’s shareholders for approval.

11. Approve in advance all audit engagement fees and terms of all audit services to be performed by the Independent Auditor. The Committee’s approval of the audit engagement shall be deemed to be a pre-approval of the audit service.

12. Establish policies and procedures for the engagement of the Independent Auditor to provide permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the Independent Auditor.

13. Obtain and review, at least annually, a report by the Independent Auditor describing:

A. The Independent Auditor’s internal quality-control procedures;

3

B. Any material issues raised by the Independent Auditor’s most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor;

C. Any steps taken to deal with any such issues; and

D. All relationships between the Independent Auditor and the Company.

14. Review and evaluate annually the qualifications, performance and independence of the Independent Auditor and the lead partner of the Independent Auditor, including whether the Independent Auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the Independent Auditor’s independence. This evaluation shall take into account the opinions of Management and the internal auditors.

15. Oversee the regular rotation of the lead partner of the Independent Auditor at least every five years as required by law and evaluate the Independent Auditor annually for both audit quality and price.

16. Establish policies for the hiring of employees or former employees of the independent auditor.

17. Meet periodically and separately with the Independent Auditor, internal audit and Management to review and discuss the adequacy and effectiveness of the internal control over financial reporting of the Company (with particular emphasis on the scope and performance of the internal audit function).

Process Improvement

18. Establish regular and separate systems of reporting to the Audit Committee by each of Management, the Independent Auditor and the internal auditors regarding any significant judgments made in Management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

19. Establish and periodically review procedures for (a) receiving, handling, processing and retaining complaints received by the Company regarding accounting, internal accounting controls or audit matters, and (b) the confidential, anonymous submission of legitimate concerns by employees of the Company regarding any questionable accounting or auditing matters.

20. Following completion of the annual audit, review separately with each of Management, internal audit, and the Independent Auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to requested information.

21. Review any significant disagreement among Management and the Independent Auditor in connection with the preparation of the financial statements.

22. Review with the Independent Auditor and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

23. Prepare the Committee’s report to be included in the Company’s annual report and proxy statement, as required by the Exchange Act and any other applicable laws, rules and regulations.

24. Review, with Management and the Company’s counsel, the Company’s compliance with its code of ethical conduct related to accounting, internal accounting controls, auditing matters, and securities trading policies by Company personnel, and advise the Board regarding the Company’s compliance.

4

25. Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements, the Company’s compliance policies and any material reports, inquiries or correspondence received from regulators or government agencies which raise material issues regarding the Company’s financial statements or accounting policies.

26. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Review and Evaluation

27. Conduct at least annually an evaluation of the Committee’s performance to determine whether it is functioning effectively.

28. Review and reassess the adequacy of this Charter at least annually, and recommend changes to the Board as conditions dictate.

29. Report regularly to the Board with respect to the Committee’s performance of its responsibilities under this Charter.

Amendment

This Charter and any provision contained herein may be amended or repealed by the Board.

5

APPENDIX B

TEAM, INC.

1998 INCENTIVE STOCK OPTION PLAN

(as amended through June 24, 2004)

The following Team, Inc. 1998 Incentive Stock Option Plan (the “Plan”) has been adopted by the Board of Directors of Team, Inc. effective beginning on January 29, 1998 subject to approval by the shareholders of the Company no later than twelve months following the adoption by the Board.

1. Purpose. The Plan is intended to advance the interests of Team, Inc. (the “Company”), its shareholders, and its subsidiaries by encouraging and enabling selected key employees of the Company upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and/or increase and retain a proprietary interest in the Company by ownership of its stock.

2. Definitions.

(a) “Act” means the Securities Exchange Act of 1934, as amended.

(b) “Affiliates” means, except to the extent otherwise not permitted under Section 424(f) of the Code, any one or more corporations which are members of a “parent-subsidiary controlled group” as such term is defined in Section 1563(a)(1) of the Code, except that “at least 50 percent” shall be substituted for “at least 80 percent” each place it appears in Section 1563(a)(1) of the Code.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the Compensation Committee, or such other committee as designated by the Board of Directors, vested with authority for administration of the Plan by the Board pursuant to Paragraph 3.

(f) “Common Stock” means the Company’s $0.30 par value common stock.

(g) “Date of Grant” means the date on which an Option is granted under the Plan.

(h) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(i) “Exercise Price” means the value per share of Common Stock that is equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the last date preceding the Date of Grant on which sales of the Common Stock occurred on the American Stock Exchange or other primary market or exchange on which the Common Stock traded.

(j) “Fair Market Value” means the closing price of the Common Stock reported on the composite tape or other reporting medium (for securities listed on the American Stock Exchange or other primary market or exchange on which the Common Stock is traded) as of the relevant date; provided, however, that if the Common Stock does not trade on the relevant date, such price shall be determined based upon the closing price of the Common Stock on the next preceding date on which trades occurred; and provided further, however, that should the primary market or exchange on which the Common Stock is traded adopt a continuous twenty-four hour trading policy, “Fair Market Value” for purposes of this Plan shall mean the price of the Common Stock on the last trade prior to 4:30 p.m., New York time, on any relevant date.

(k) “Option” means an option granted under the Plan.

(l) “Optionee” means a person to whom an Option, which has not expired, has been granted under the Plan.

(m) “Successor” means the legal representative of the estate of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

(n) “Term of Plan” means that period which commences January 29, 1998, and terminates on January 28, 2008, or such earlier date as the Board hereafter determines.

(o) “Termination of Employment” of an Optionee means the cessation of such Optionee’s relationship as an employee of the Company or Affiliate (for federal tax purposes).

3. Administration of Plan. The Plan shall be administered by the Committee of two or more members. The Committee shall report all action taken by it to the Board. Except when the Board determines otherwise, the Committee shall consist of the members of the Compensation Committee of the Board of Directors. All members of the Committee shall qualify as both “non-employee directors,” as defined in Rule 16b-3(b)(3) promulgated under the Act and “outside directors” within the meaning of Section 162(m) of the Code. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the key employees to whom and the time or times at which Options shall be granted and the number of shares of Common Stock covered by each Option; to construe and interpret the Plan; to determine and interpret the terms and provisions of the respective option agreements, which need not be identical as between Optionees, including, but without limitation, terms covering the payment of the Option price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

4. Common Stock Subject to Options. The aggregate number of shares of the Company’s Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 1,500,000, subject to adjustment under the provisions of Paragraph 7. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.

5. Participants. Options may be granted under the Plan to any person who is a key employee of the Company or Affiliate selected by the Committee for participation in this Plan.

6. Option Agreements. Any Option granted under this Plan shall be evidenced by an agreement (“Option Agreement”), which shall be approved as to form and substance by the Committee. Each such Option Agreement shall be executed by an officer of the Company and the applicable Optionee. All Options and Option Agreements granted under the provisions of this Plan shall be subject to the following limitations and conditions:

(a) Option Price. The Option price per share with respect to each Option shall be the Exercise Price.

(b) Period of Option. The expiration date of each Option shall be fixed by the Committee at the Date of Grant, subject to subsequent extension from time to time by the Committee, but in no event shall the expiration date be fixed on or extended to a date which is later than ten years from the Date of Grant.

(c) Holding Period. No Common Stock issued pursuant to exercise of an Option granted pursuant to this Plan may, unless the Committee determines otherwise, be sold, transferred, assigned or otherwise disposed of within six months following the Date of Grant of the Option. However, for purposes of a qualifying disposition under Section 422 of the Code, such Common Stock should not be disposed of within two years following such Date of Grant or one year following the issuance of such Common Stock.

(d) Shareholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a shareholder of the Company by reason of holding an Option, and such shareholder rights will not exist until the certificates evidencing the shares of Common Stock purchased under the Option are properly delivered to such Optionee or his Successor.

(e) Exercise of Option. Each Option shall be exercisable from time to time over a period commencing on the Date of Grant and ending upon the expiration or termination of the Option; provided, however, the Committee may, by the provisions of any Option Agreement, postpone in whole or in part the vesting or exercisability of the Option and limit the number of shares purchasable thereunder in any period or periods

2

of time during which the Option is exercisable. Payment of the Exercise Price for shares of Stock purchased under this Plan shall be made in full and in cash or by certified or cashier’s check made payable to the Company or a combination thereof. However, the Committee in its discretion may allow payment for shares of Stock purchased under any Option or limited part thereof to be made in whole or in part in Common Stock which has been owned by the Optionee for any period prescribed by the Committee prior to the exercise. In the event that Common Stock is utilized in consideration for the purchase upon the exercise of an Option, then such Common Stock shall be valued at the Fair Market Value on the date of exercise. Exercise of an Option shall not be effective until the Company has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate Exercise Price for the number of shares purchased. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option.

(f) Nontransferability of Option. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution. Each Option shall be exercisable, during the Optionee’s lifetime, only by such Optionee. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process.

(g) Termination of Employment. Except as provided in subparagraph (h) below, upon an Optionee’s Termination of Employment his Option privileges shall be limited to the shares which were immediately purchasable by him at the date of such termination, and such Option privileges shall be exercisable by such Optionee for three months after the date of such termination, at which time such Option shall expire. The Committee may, by the terms of the Option Agreement, provide for a longer period of six months instead of the three months provided in the preceding sentence for longer term employees. The granting of an Option to an eligible person does not alter in any way the Company’s existing rights to terminate such person’s employment at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

(h) Death of Optionee. If an Optionee dies while in the employ of the Company, such Optionee’s Option to purchase the total number of the shares covered by the applicable Option Agreement shall thereupon become fully exercisable and shall remain exercisable by the Optionee’s Successor until the close of the business day on or immediately preceding the first annual anniversary date of the Optionee’s death, at which time such Option shall expire.

(i) Additional Limitations for Incentive Stock Options. Options to be granted under the Plan are intended to qualify as “incentive stock options” as defined in Section 422 of the Code. No Options shall be granted to any Participant who is not eligible to receive incentive stock options as provided in Section 422 of the Code. No Options shall be granted to any Participant if, immediately before the grant of an Option, such Participant owns more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (as determined in accordance with the stock attribution rules contained in Section 424(d) of the Code). Provided, the preceding sentence shall not apply if at the time the Option is granted, the Option Price is increased to an amount equal to 110 percent of the Fair Market Value and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which Options are exercisable for the first time by any Participant during any calendar year (under all incentive stock option plans qualified under Section 422 of the Code sponsored by the Company or any Affiliate) shall not exceed $100,000.00.

7. Adjustments.

(a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and

3

kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share.

(b) In the event that the Board shall adopt resolutions recommending the dissolution or liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the shares covered thereby, including shares as to which such Option would not otherwise be exercisable by reason of an insufficient lapse of time.

(c) In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, then

(i) If there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Committee shall take such action, and the Options shall terminate, as provided in subparagraph (b) of this Paragraph 7; or

(ii) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised stock options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such Options.

(d) The term “Reorganization” as used in subparagraph (c) of this Paragraph 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization. The provisions of Paragraph 7(c) above shall comply with Section 424(a) of the Code except to the extent the Committee determines otherwise.

(e) Adjustments and determinations under this Paragraph 7 shall be made by the Committee, whose decisions shall be final, binding, and conclusive.

8. Restrictions on Issuing Shares. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Without limiting the foregoing, the Company will not be obligated to sell any Shares hereunder unless the Shares are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. The Optionee shall make such investment representations to the Company and shall consent to the imposition of such legends on the stock certificates as are necessary, in the opinion of the Company’s counsel, to secure to the Company an appropriate exemption from applicable securities laws.

4

9. Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company’s general funds and used for general corporate purposes.

10. Amendment, Suspension, and Termination of Plan.

(a) The Board shall have complete discretionary authority and power to amend, suspend or terminate the Plan at any time, subject to the following provisions:

(b) An amendment increasing the number of shares of Common Stock provided in Paragraph 4 above, may not be made without shareholder approval.

(c) The Board may not, without the relevant Optionee’s written consent, modify the terms and conditions of an Option previously granted under the Plan.

(d) No amendment, suspension or termination of the Plan shall, without the relevant Optionee’s written consent, alter, terminate or impair any right or obligation under any Option previously granted under the Plan.

(e) Unless previously terminated, the Plan shall terminate with respect to the issuance of any new Options, and no more Options may be granted after January 28, 2008. The Plan shall continue in effect with respect to Options granted before termination of the Plan until such Options have been settled, terminated, or forfeited.

5

APPENDIX C

TEAM, INC.

RESTATED NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

(As amended through June 24, 2004)

The following Team, Inc. Restated Non-Employee Directors Stock Option Plan (the “Plan”) is effective as of December 16, 1991, and (as amended through June 24, 2004) reads as follows:

1. Purpose. The purpose of the Plan is to strengthen the ability of Team, Inc. (the “Company”) to attract and to retain the services of experienced and knowledgeable independent individuals as members of the Board of Directors of the Company, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to provide those individuals with an additional incentive to continue in their position, all being for the best interest of the Company and its stockholders. In furtherance of such purpose, Non-Employee Directors (as defined below) shall receive Options for their services as members of the Board, in addition to any other compensation which such Non-Employee Directors may be entitled to receive.

2. Definitions.

(a) “Act” means the Securities Exchange Act of 1934, as amended.

(b) “Affiliates” means any one or more corporations which are members of a “parent-subsidiary controlled group” as such term is defined in Section 1563(a)(1)(A) of the Code, except that “more than 50 percent” shall be substituted for “at least 80 percent” each place it appears in Section 1563(a)(1)(A) of the Code.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Common Stock” means the Company’s $0.30 par value Common Stock.

(f) “Date of Grant” means the date on which an Option is granted under the Plan.

(g) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(h) “Exercise Price” means the value per share of Common Stock that is equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the last date preceding the Date of Grant on which sales of the Common Stock occurred on the American Stock Exchange or other primary market or exchange on which the Common Stock traded.

(i) “Fair Market Value” means the mean of the opening and closing prices of the Common Stock reported on the composite tape or other reporting medium (for securities listed on the American Stock Exchange or other primary market or exchange on which the Common Stock is traded) as of the relevant date; provided, however, that if the Common Stock does not trade on the relevant date, such price shall be determined based upon the mean of the opening and closing prices of the Common Stock on the next preceding date on which trades occurred; and provided further, however, that should the primary market or exchange on which the Common Stock is traded adopt a continuous twenty-four hour trading policy, “Fair Market Value” for purposes of this Plan shall mean the price of the Common Stock on the last trade prior to 4:30 p.m., New York time, on any relevant date.

(j) “Ineligible Directors” means all members of the Board who are employees or officers of the Company or any of its Affiliates.

(k) “Non-Employee Director” means those members of the Board who are not employees of the Company or any of its Affiliates.

(l) “Option” means an option granted under the Plan. No Option shall be an “incentive stock option” (as defined in Section 422A of the Code).

(m) “Optionee” means a person to whom an Option, which is not expired, has been granted under the Plan.

(n) “Subsidiary” or “Subsidiaries” means any corporation whose capital stock is more than 80% owned by (i) the Company or (ii) any other Subsidiary of the Company.

(o) “Successor” means the legal representative of the estate of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

(p) “Termination of Directorship” of an Optionee means the cessation of such Optionee’s relationship as a director on the Board.

3. Administration of Plan.

(a) Ineligible Directors. The Ineligible Directors shall administer the Plan and shall have such powers and authority as may be necessary for them to carry out their functions as described in the Plan. The Ineligible Directors shall have the authority and discretion to interpret the Plan and to make all other determinations necessary for Plan administration and to prescribe, amend and rescind any rules and regulations relating to the Plan, provided that the Ineligible Directors shall not have the discretion or authority to disregard or change any of the terms and conditions under which Options are granted to Non-Employee Directors or may be exercised under the Plan. All interpretations, determinations and actions of the Ineligible Directors shall be final and binding on all parties.

(b) Grants. The Company shall automatically grant:

(i) To each Non-Employee Director, on the date of initial adoption of the Plan by the Board, an Option for that number of shares of Common Stock equal to the product obtained by multiplying five thousand (5,000) by a number of years, or any part of any year, of such Non-Employee Director’s prior service on the Board, with such product being a minimum of fifteen thousand (15,000) and a maximum of fifty thousand (50,000),

(ii) To each Non-Employee Director who is appointed or elected to the Board, on the date of such appointment or election to the Board, if such Non-Employee Director had not previously received a grant under this Plan, an Option for that number of shares of Common Stock equal to the product obtained by multiplying two thousand (2,000) by a number of years, or any part of any year, of such Non-Employee Director’s prior service on the Board, with such product being a maximum of twenty thousand (20,000), and

(iii) To each Non-Employee Director who is appointed, elected, reappointed or reelected to the Board, on the date of such Non-Employee Director’s appointment, reappointment, election or reelection to the Board, an Option for that number of shares of Common Stock equal to the product obtained by multiplying five thousand (5,000) by a number of years, or any part of any year, that such Non-Employee Director is appointed or elected to serve on the Board;

In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option, but not purchased thereunder shall again be available for Options to be granted under the Plan. In the event that the number of shares issuable pursuant to the Plan at the time of any grant hereunder is less than the number of shares to be issued pursuant to such grant, the Non-Employee Directors to whom the grant is to be made shall receive grants of Options for the aggregate number of shares of Common Stock remaining authorized under the Plan, prorated as among such Non-Employee Directors for the number of shares to which they are entitled in such grant hereunder. On any date or dates thereafter that Options become available for issuance under the Plan, whether by cancellation or expiration of previously issued Options or by an amendment to increase the number of shares authorized for issuance hereunder, any Non-Employee Directors who previously were not issued Options to which they were entitled pursuant hereto shall automatically be granted the number of Options to which they were

2

previously entitled. In the event that the number of Options available for grant pursuant to the preceding sentence shall not be sufficient to satisfy all required grants, Non-Employee Directors shall be granted Options in order of the dates on which such grants should have been made, with the earliest dates receiving grants first, and prorated as among Non-Employee Directors, if necessary, as stated above.

Any Non-Employee Director who is granted an Option hereunder shall have the right to decline the award thereof by giving written notice within forty-eight (48) hours of receipt of actual notice of such award. Upon due and timely delivery of any such notice as specified above, (x) the relevant Option shall be void and shall not have been deemed to have been granted for purposes of Section 16 of the Act and (y) the award shall be deemed to have been declined “immediately” for purposes of interpretations of the Securities and Exchange Commission under Section 16 of the Act.

(c) Vesting. All of the Options granted pursuant to subparagraphs (i) and (ii) of Paragraph 3(b) above shall vest immediately upon the Date of Grant. With respect to the Options granted pursuant to subparagraph (iii) of Paragraph 3(b), five thousand (5,000) shall vest immediately on the Date of Grant and five thousand (5,000) shall vest each anniversary thereafter until all of the Options granted thereunder have thus vested.

4. Common Stock Subject to Options. The aggregate number of shares of the Company’s Common Stock which may be issued upon exercise of Options granted under the Plan shall not exceed 610,000, subject to adjustment under the provisions of Paragraph 7. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.

5. Participants. Options may be granted under the Plan to any person who is a Non-Employee Director (as that term is defined above) of the Board.

6. Option Agreements. Any Option granted under this Plan shall be evidenced by an agreement (“Option Agreement”), which shall be approved as to form and substance by the Ineligible Directors. Each such Option Agreement shall be executed by an officer of the Company and the applicable Optionee. All Options and Option Agreements granted under the provisions of this Plan shall be subject to the following limitations and conditions:

(a) Option Price. The Option price per share with respect to each Option shall be the Exercise Price.

(b) Exercise Period of Option. Options may be exercised at any time during the period beginning on the date of vesting of the particular options to be exercised and ending ten (10) years after the Date of Grant, subject to earlier termination under paragraphs 6(g) and (h) below.

(c) Holding Period. No Common Stock issued pursuant to exercise of an Option granted pursuant to this Plan may be sold, transferred, assigned or otherwise disposed of within six (6) months following the Date of Grant.

(d) Vesting of Shareholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a shareholder of the Company by reason of holding an Option, and such shareholder rights will not vest until the certificates evidencing the shares purchased are properly delivered to such Optionee or his Successor.

(e) Exercise of Option. Each Option or portion thereof shall be exercisable from time to time over a period commencing on the date of vesting in accordance with this Plan and ending upon the expiration or termination of the exercise period of the Option. The Exercise Price of an Option shall be payable upon the exercise of the Option in cash, by certified or cashier’s check, or, with the consent of the Ineligible Directors, by assigning and delivering to the Company shares of Common Stock owned by the Non-Employee Director that have been held by the Non-Employee Director for at least six (6) months prior to the date of exercise or, with the consent of the Ineligible Directors, a combination of cash and such shares. Any

3

shares so assigned and delivered to the Company in payment or partial payment of the Exercise Price shall be valued at the Fair Market Value on the date of exercise. Exercise of an Option shall not be effective until the Company has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate Exercise Price for the number of shares purchased. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option.

(f) Nontransferability of Option. No Option shall be transferable or assignable by an Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA, or the rules thereunder. Each Option shall be exercisable, during the Optionee’s lifetime, only by such Optionee. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the express consent of the Ineligible Directors.

(g) Termination of Directorship. Upon an Optionee’s Termination of Directorship, such Optionee’s Option privileges shall be limited to the shares which were immediately purchasable by such Optionee at the date of such Termination of Directorship, and such Option privileges shall expire unless exercised by such Optionee on or before the second annual anniversary date of the date of such Termination of Directorship. The granting of an Option to an eligible person does not alter in any way the rights of the Company, the Board or shareholders to remove such person as a director or officer at any time or for any reason allowable under the law or the Company’s Articles of Incorporation or Bylaws, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

(h) Death of Optionee. If an Optionee dies while such Optionee is a member of the Board, such Optionee’s Option to purchase the total number of shares covered by the applicable Option Agreement shall thereupon become fully exercisable and shall remain exercisable by the Optionee’s Successor until the close of business on the first annual anniversary date of the Optionee’s death, at which time they shall expire.

7. Adjustments.

(a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Ineligible Directors in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Ineligible Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share.

(b) In the event that the Board shall adopt resolutions recommending the dissolution or liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Ineligible Directors, provided that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the shares covered thereby, including shares as to which such Option would not otherwise be exercisable by reason of an insufficient lapse of time.

(c) In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned Subsidiary of another company after the effective date of the Reorganization, then

(i) If there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or

4

exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Ineligible Directors shall take such action, and the Options shall terminate, as provided in subparagraph (b) of this Paragraph 7; or

(ii) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Ineligible Directors shall adjust the shares under such outstanding and unexercised stock options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such Options.

(d) The term “Reorganization” as used in subparagraph (c) of this Paragraph 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization.

(e) Adjustments and determinations under this Paragraph 7 shall be made by the Ineligible Directors, whose decisions shall be final, binding, and conclusive.

8. Restrictions on Issuing Shares. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Without limiting the foregoing, the Company will not be obligated to sell any Shares hereunder unless the Shares are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. The Optionee shall make such investment representations to the Company and shall consent to the imposition of such legends on the stock certificates as are necessary, in the opinion of the Company’s counsel, to secure to the Company an appropriate exemption from applicable securities laws.

9. Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company’s general funds and used for general corporate purposes.

10. Amendment, Suspension, and Termination of Plan.

(a) The Board shall have the power to amend, suspend or terminate the Plan at any time subject to the other paragraphs of this paragraph 10, and provided that the provisions of paragraphs 3(b) and 3(c) of this Plan shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

(b) The Board may not, without the relevant Optionee’s written consent, modify the terms and conditions of an Option previously granted under the Plan.

(c) No amendment, suspension or termination of the Plan shall, without the Optionee’s written consent, alter, terminate or impair any right or obligation under any Option previously granted under the Plan.

5

APPENDIX D

TEAM, INC.

2004 RESTRICTED STOCK OPTION AND AWARD PLAN

The following Team, Inc. 2004 Restricted Stock Option and Award Plan (the “Plan”) has been adopted by the Board of Directors of Team, Inc. to be effective as of June 24, 2004, subject to approval by the shareholders of Team, Inc. holding at least a majority of the shares voted at a meeting at which a quorum is present.

1. Purpose. The Plan is intended to advance the interests of Team, Inc. (the “Company”), its subsidiaries and its shareholders by encouraging and enabling selected employees, officers, directors, consultants and advisors of the Company or an Affiliate of the Company, upon whose judgment, initiative and effort the Company will depend for the successful conduct of its business, to acquire and/or increase and retain a proprietary interest in the Company by ownership of its stock.

2. Definitions.

(a) “Act” means the Securities Exchange Act of 1934, as amended.

(b) “Affiliate” means any one or more corporations which are members of a “parent-subsidiary controlled group” as such term is defined in Section 1563(a)(1)(A) of the Code, except that “at least 50 percent” shall be substituted for “at least 80 percent” each place it appears in Section 1563(a)(1)(A) of the Code.

(c) “Award” means an award of Common Stock under the Plan.

(d) “Awardee” means a person to whom an Award has been granted under the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the Compensation Committee, or such other committee as designated by the Board of Directors, vested with authority for administration of the Plan by the Board pursuant to Section 3.

(h) “Common Stock” means the Company’s $0.30 par value Common Stock.

(i) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(j) “Option” means an option granted under the Plan.

(k) “Optionee” means a person to whom an Option, which has not expired, has been granted under the Plan.

(l) “Successor” means the legal representative of the estate of a deceased Optionee or Awardee or the person who acquires the right to exercise an Option or own an Award by bequest or inheritance or by reason of the death of any Optionee or Awardee.

(m) “Term of Plan” means that period which commences June 24, 2004, and terminates on June 23, 2014, or such earlier date as the Board hereafter determines.

(n) “Termination of Relationship” of an Optionee or Awardee means the cessation of such Optionee’s relationship with the Company that qualified him for an Option or an Award for any reason; provided however, that if an Optionee or Awardee is both a director and officer of the Company, it shall mean such date as such person ceases to be both an officer and director.

3. Administration of Plan. The Plan shall be administered by the Committee. Except as otherwise determined by the Board, the Committee shall consist of the members of the Compensation Committee of the Board of Directors. The Committee shall report all action taken by it to the Board. Except as provided below, members of the Committee shall not be eligible to receive Options or stock options, stock appreciation rights, awards or an allocation of stock under any plan of the Company or its Affiliates while they are serving as members of the Committee. Committee members who are non-employee directors may participate in a separate stock option plan and stock award plan provided that such plan is limited to non-employee directors and there is no discretion as to which directors can participate in the plan or the amount of options or awards that can be acquired by or allocated to them. The Committee shall have the responsibility, subject to the provisions of the Plan, to recommend to the Board the persons to whom, and the time at which, Options and Awards may be granted, and the number of shares of Common Stock covered by each Option or Award; to construe and interpret the Plan; to recommend the terms and provisions of the respective Option or Award agreements, which need not be identical, including, but without limitation, terms covering the payment of the Option price and conditions of the Award; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All actions of the Committee are subject to approval or revision by the Board, and all Options and Awards recommended to be granted by the Committee shall be approved by the Board before issuance.

4. Common Stock Subject to Options and Awards. The aggregate number of shares of the Company’s Common Stock which may be issued upon the exercise of Options or under Awards granted under the Plan shall not exceed 100,000, subject to adjustment under the provisions of Paragraph 8 and subject to the right of the Board to increase the number of shares which may be issued hereunder by amendment to the Plan. The shares of Common Stock to be issued for Awards or upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, or any Award shall not vest or the shares thereunder be forfeited, the shares subject to such Option or Award shall again be available for Options or Awards to be granted under the Plan.

5. Participants. Options and Awards may be granted under the Plan to any person who is an employee, officer, director, consultant or advisor of the Company.

6. Option Agreements. Any Option granted under this Plan shall be evidenced by an agreement (“Option Agreement”), which shall be approved as to form and substance by the Committee and the Board. Each such Option Agreement shall be executed by an officer of the Company and the applicable Optionee. All Options and Option Agreements granted under the Plan shall be subject to the following limitations and conditions:

(a) Option Price. The option price per share (“Option Price”) means the price at which Common Stock may be purchased under the Option and such price with respect to each Option shall be recommended by the Committee and approved by the Board.

(b) Period of Option. The expiration date of each Option shall be fixed by the Committee at the date of grant, subject to subsequent extension from time to time by the Committee, but in no event shall the expiration date be fixed on or extended to a date which is later than ten years from the date of grant.

(c) Shareholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a shareholder of the Company by reason of holding an Option, and shareholder rights will only vest when the certificates evidencing the shares purchased under an Option are properly issued to such Optionee or his Successor.

(d) Exercise of Option. Each Option shall be exercisable at the times set forth in each Option Agreement. Payment of the Option Price for shares of stock purchased by exercise of an Option under this Plan shall be made in cash or by certified or cashier’s check made payable to the Company or a combination thereof. However, the Committee in its discretion may allow payment of the Option Price to be made in whole or in part in Common Stock owned by the Optionee or due to the Optionee upon exercise of the Option. In the event that Common Stock is utilized in payment of the Option Price, then such Common Stock shall be valued at the closing price reported in the principal public trading market for the Common Stock on the date of exercise. Exercise of an Option shall not be effective until the Company has received

2

written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate Option Price for the number of shares purchased. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option.

(e) Non-Transferability of Option. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA, or the rules thereunder. Each Option shall be exercisable, during the Optionee’s lifetime, only by him. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the express consent of the Committee.

(f) Termination of Relationship with Company. Upon an Optionee’s Termination of Relationship as defined above, his Option rights shall be as set forth in his Option Agreement. The granting of an Option to an eligible person does not alter in any way the Company’s existing rights to terminate such person’s employment or other relationship with the Company at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan or Option Agreement.

7. Award Agreements. Any Award granted under this Plan shall be evidenced by an agreement (“Award Agreement”) which shall be approved in form and substance by the Committee and the Board. Each Award Agreement shall be executed by an officer of the Company and the applicable Awardee. Awards shall be granted in accordance with the following:

(a) Terms and Conditions. Each Award shall have such terms and conditions as the Committee and Board shall provide in the Award Agreement in their discretion.

(b) Vesting. In the terms of an Award Agreement, the Committee and Board may include such vesting terms and conditions of an Award as they shall deem appropriate, and they may include terms of forfeiture of shares received under an Award under circumstances as may be set forth in the Award Agreement.

(c) Non-Transferability. An Award and any interest therein, shall not be transferable or assignable prior to full, unqualified ownership of the Common Stock granted under the Award vesting in the Awardee, and/or the expiration of any period of forfeiture, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

(d) Shareholder Rights. An Awardee shall not be a shareholder of any Common Stock under an Award or have any rights as a shareholder until certificates representing such stock are properly issued to such Awardee.

(e) Termination of Relationship with Company. The granting of an award shall not alter in any way the Company’s existing rights to alter or terminate the Company’s relationship with the Awardee except as may be specifically set forth in the Award Agreement.

8. Adjustments.

(a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan, and for Award shares not vested or still subject to forfeiture under an Award (“Conditional Award”). In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Conditional Awards shall vest and Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option or Award shall, to the extent practicable, be maintained as before the occurrence of such event. Such

3

adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option Price per share.

(b) In the event that the Board shall adopt resolutions recommending the dissolution or liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the shares covered thereby, including shares as to which such Option would not otherwise be exercisable by reason of an insufficient lapse of time. The Award Agreements shall provide for the effects on a Conditional Award of such an event.

(c) In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, then

(i) If there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding Conditional Awards and unexercised Options for securities of another corporation, then the Committee shall take such action, and the Options shall terminate, as provided in subparagraph (b) of this Paragraph 8; or

(ii) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the shares under outstanding and unexercised Options or Conditional Awards for securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised Options or Conditional Awards (and shall adjust the shares remaining under the Plan which are then available to be optioned or awarded under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such Options and Conditional Awards.

(d) The term “Reorganization” as used in subparagraph (c) of this Paragraph 8 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization.

(e) Adjustments and determinations under this Paragraph 8 shall be made by the Committee, subject to approval by the Board.

9. Restrictions on Issuing Shares. The exercise of each Option and granting of Awards shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, an Option exercise and Award grant shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Without limiting the foregoing, the Company will not be obligated to sell any Shares under an Option or grant an Award unless the Shares are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. The Optionee and Awardee shall make such investment representations to the Company and shall consent to the imposition of such legends on the stock certificates as are necessary, in the opinion of the Company’s counsel, to secure to the Company an appropriate exemption from registration under applicable securities laws if such an exemption is necessary.

10. Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company’s general funds and used for general corporate purposes.

4

11. Amendment, Suspension, and Termination of Plan.

(a) The Board shall have complete discretionary authority and power to amend, suspend or terminate the Plan at any time, subject to the following provisions.

(b) The Board may not, without the relevant Optionee’s or Awardee’s written consent, modify the terms and conditions of an Option or Award previously granted under the Plan.

(c) Except as may be provided in Section 8, no amendment, suspension or termination of the Plan shall, without the relevant Optionee’s or Awardee’s written consent, alter, terminate or impair any right or obligation under any Option or Award previously granted under the Plan.

(d) Unless previously terminated, the Plan shall terminate with respect to the issuance of any new Options or Awards on, and no more Options or Awards may be granted after, June 23, 2014. The Plan shall continue in effect with respect to Options and Awards granted before termination of the Plan until such Options and Awards have been settled, terminated, or forfeited.

5

This map is provided for the convenience of shareholders attending the 2004 annual meeting. Complimentary parking will be provided. In case of any difficulty, please telephone the Company at (281) 331-6154.

TEAM, INC.

ANNUAL MEETING

(200 Hermann Drive)

[Front of Proxy Card]

PROXY	TEAM, INC.	PROXY

Proxy Solicited on Behalf of the Board of Directors

For the Annual Meeting of Shareholders—September 23,2004

The undersigned hereby appoints KENNETH M. THOLAN AND TED W. OWEN, and each of them separately, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof (and in said proxies’ discretion in accordance with applicable laws and rules on such other matters as may properly come before the meeting) all of the shares of voting stock of Team, Inc. held of record by the undersigned on August 13, 2004, at the Team Inc. 2004 Annual Meeting of Shareholders to be held at the Company’s offices, 200 Hermann Drive, Alvin, Texas 77511, at 3:00 p.m. (local time) on September 23, 2004, and any adjournment(s) or postponements thereof. Unless otherwise specified, this Proxy will be voted “For” all of the matters set forth in this Proxy.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(Continued and to be signed on reverse side.)

[Back of Proxy Card]

TEAM, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.	Election of Directors of the Company Nominees: Sidney B. Williams, E. Patrick Manuel and Emmett J. Lescroart	For All 0	Withheld All 0	For All Except 0	Nominee exceptions written in below: __________________ __________________	The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.
						Dated: ____________

2.	Approval of the amendment to the Team, Inc. 1998 Incentive Stock Option Plan	For	Against	Abstain		Signature(s) ____________
		0	0	0

3.	Approval of the amendment to the Team, Inc. Restated Non-Employee Directors Stock Option Plan	For	Against	Abstain		___________________________ Please sign exactly as your name appears.
		0	0	0

4.	Approval of the adoption of the Team, Inc. 2004 Restricted Stock Option and Award Plan	For	Against	Abstain		Joint Owners should each sign personally. Where applicable, indicate your official position or Representation capacity.
		0	0	0

5.	Approval of the Company’s existing policy of issuing $10,000 of Common Stock to each non-employee director each year for director fees	For	Against	Abstain
		0	0	0

6.	Approval of the appointment of KPMG LLP as independent public accountants of the Company for fiscal 2005	For	Against	Abstain
		0	0	0